Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CES Synergies, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sharon Rosenbauer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2014	By:	/s/ Sharon Rosenbauer
Sharon Rosenbauer
Chief Financial Officer